Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 204,999,850
Previously Paid Amount	0
Total Fee Amount	30,257.98
Total Offset Amount	0
Net Fee	$ 30,257.98